                                                                   EXHIBIT 10.34


                             CO-MARKETING AGREEMENT

        This Co-Marketing Agreement (the "Agreement") is entered into on this 4th day of March, 2002, by and between Southern Communications Services, Inc., D/B/A Southern LINC, a Delaware corporation having a principal place of business at Glenridge Highlands One, Suite 500, 5555 Glenridge Connector, Atlanta Georgia 30342 ("Southern LINC") and At Road, Inc., a Delaware corporation whose principal business address is 47200 Bayside Parkway, Fremont, CA 94538 ("@Road").

                                    RECITALS

               A. Southern LINC owns and/or operates systems to provide wireless telecommunications (the "Systems"), together with various subsidiaries and controlled affiliated companies as a regional network, in certain geographic areas throughout the United States, provides access to such Systems (the "Services") to its Customer ("Customers"), and believes professional high-quality customer service is essential to Southern LINC business; and

               B. @Road has developed a specific application to be made available to Southern LINC Customers by @Road and @Road shall provide billing, customer care, and support for the application in accordance with this Agreement.

                                    AGREEMENT

               NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1. TESTING AND APPROVAL. @Road has submitted an application to Southern LINC for testing and approval. Southern LINC is testing the application described in the application specification set forth in Exhibit A attached hereto (the "Application"). @Road acknowledges and agrees that the Application testing and approval process is not a guarantee or assurance that the Application is compatible, or will continue to be compatible, with Southern LINC System or any of its product or service offerings. Such approval shall not be construed as an endorsement of the Application or a commitment on the part of Southern LINC that there will not be a similar application developed and deployed on the System at any time in the future.

2. AUTHORIZATION. @Road is hereby authorized to make available to Southern LINC customers the Application defined in Exhibit A. @Road and Southern LINC hereby agree to cooperate in the activation of @Road's hardware to enable the Application to use the Services in accordance with the procedures outlined in Exhibit B. It is hereby acknowledged that Southern LINC shall not receive compensation or service revenue from @Road or Customers from the distribution or the use of the Application (other than access and airtime usage revenue generated from the use of the Application by the Customer. In addition, @Road shall not receive any monetary compensation or other consideration from Southern LINC for the testing and approval of the Application. Other than the Application set forth in Exhibit A attached hereto, @Road shall not implement or install any vehicle location services for use with the Services without the prior written consent of Southern LINC. Any new release of the Application must be submitted to Southern LINC for testing and approval thirty (30) days prior to commercial launch pursuant to the testing and approval process in effect at the time as set forth in Exhibit A-1. @Road shall maintain a perpetual guest account for a minimum of ten (10) simultaneous Southern LINC users on @Road's system for ongoing monitoring and sales activities of the

Application by Southern LINC. @Road shall have the right to distribute bug fixes, error corrections, and other non-material changes to the approved Application release without Southern LINC approval. This Agreement does not authorize @Road to distribute any other application, which purports to be compatible or usable with Southern LINC products and services. In the event Southern LINC detects usage of an unauthorized application or application release on the System, Southern LINC reserves the right to disable access to the non-compliant application without prior notice to @Road. In addition, Southern LINC reserves the right to disable the access to the Application or other approved @Road application if Southern LINC determines, in its sole discretion, that the Application is causing (or likely to cause) disruption or interfering (or likely to cause interference) with the System. If Southern LINC disables any access to @Road application(s), Southern LINC shall provide prompt written notice of such act not to exceed five (5) days from such act, and Southern LINC agrees to use reasonable efforts to assist @Road with re-enabling access to any such approved @Road application(s) on the System.

3. @ROAD CUSTOMER CARE AND APPLICATION SUPPORT OBLIGATIONS; SERVICE LEVEL AGREEMENTS. @Road acknowledges and agrees that it is responsible for providing billing, customer care, and Application support to all Customers using the Application. @Road hereby agrees to provide customer care and Application support in accordance with the requirements set forth in Exhibit A-1 attached hereto. In addition, @Road agrees to provide service to Customers at the levels set forth in Exhibit A-1 in the areas of provisioning, customer care, billing, host uptime and performance (if applicable), sales referrals and pre- and post-sales support.

4. SOUTHERN LINC CUSTOMER CARE AND APPLICATION SUPPORT OBLIGATIONS FOR THE APPLICATION. Southern LINC will not provide billing, customer care and Application support for the Application. In the event a Customer calls or otherwise contacts Southern LINC customer care with an inquiry, question or other request regarding the Application, Southern LINC shall refer the Customer to @Road in accordance with Exhibit A-1; provided that Southern LINC has determined that such inquiry, question or other request does not relate to Southern LINC Systems or Services.

5. @ROAD PRIMARY AND SECONDARY POINTS OF CONTACT.

   a. Southern LINC is required to have at least one point of contact for technical issues and customer care and support issues available 7:00 a.m. to 7:00 p.m. Monday through Friday, Eastern time (except holidays). The contacts below are for the use of @Road only.

        Southern LINC Technical Points of Contact:

--------------------------------------------------------------------------------
Primary          Name:                Southern LINC Customer Care Center
--------------------------------------------------------------------------------
                 Address:
--------------------------------------------------------------------------------
                 Desk Phone:          800-406-0151
--------------------------------------------------------------------------------
                 Mobile Phone:
--------------------------------------------------------------------------------
                 Fax:
--------------------------------------------------------------------------------
                 Email:
--------------------------------------------------------------------------------
Secondary        Name:                Marinda Lutz
--------------------------------------------------------------------------------
                 Address:
--------------------------------------------------------------------------------
                 Desk Phone:          205-992-6128
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 Mobile Phone:        888-488-4283
--------------------------------------------------------------------------------
                 Fax:                 205-992-6143
--------------------------------------------------------------------------------
                 Email:               mllutz@southernco.com
--------------------------------------------------------------------------------

        Southern LINC Customer Care and Support Points of Contact:

--------------------------------------------------------------------------------
Primary          Name:                Southern LINC Customer Care Center
--------------------------------------------------------------------------------
                 Address:
--------------------------------------------------------------------------------
                 Desk Phone:          800-406-0151
--------------------------------------------------------------------------------
                 Mobile Phone:
--------------------------------------------------------------------------------
                 Fax:
--------------------------------------------------------------------------------
                 Email:
--------------------------------------------------------------------------------
Secondary        Name:                Southern LINC MSO
--------------------------------------------------------------------------------
                 Address:
--------------------------------------------------------------------------------
                 Desk Phone:          205-252-1170
--------------------------------------------------------------------------------
                 Mobile Phone:
--------------------------------------------------------------------------------
                 Fax
--------------------------------------------------------------------------------
                 Email:               dtdiehl@southernco.com
--------------------------------------------------------------------------------

Southern LINC is required to notify @Road of any changes to points of contact listed above within seven (7) days of such change becoming effective. This notification will be treated as an "operational issue" and communicated in accordance with escalation procedures documented in Exhibit A-1.

        b. @Road is required to have at least one point of contact for technical issues and customer care and support issues available 7:00 a.m. to 7:00 p.m. Monday through Friday, Pacific time (except holidays), as well as one contact for sales support located in the Southern LINC footprint. The contacts below are for the use of Southern LINC only.

        @Road Technical Points of Contact:

--------------------------------------------------------------------------------
Primary          Name:                @Road NOC
--------------------------------------------------------------------------------
                 Address:             47370 Fremont Blvd., Fremont, CA  94538
--------------------------------------------------------------------------------
                 Desk Phone:          510-870-1119
--------------------------------------------------------------------------------
                 Mobile Phone:        N/A
--------------------------------------------------------------------------------
                 Fax:                 510-870-1281
--------------------------------------------------------------------------------
                 Email:               itops@road-inc.com
--------------------------------------------------------------------------------
Secondary        Name:                Tana Parker
--------------------------------------------------------------------------------
                 Address:             47370 Fremont Blvd., Fremont, CA  94538
--------------------------------------------------------------------------------
                 Desk Phone:          510-870-1241
--------------------------------------------------------------------------------
                 Mobile Phone:        510-714-4624
--------------------------------------------------------------------------------
                 Fax:                 510-870-1281
--------------------------------------------------------------------------------
                 Email:               tparker@road-inc.com
--------------------------------------------------------------------------------

Customer Care and Support Points of Contact:

--------------------------------------------------------------------------------
Primary          Name:                @Road Customer Satisfaction Center
--------------------------------------------------------------------------------
                 Address:             47200 Bayside Parkway
--------------------------------------------------------------------------------
                 Desk Phone:          1-877-4-At Road
--------------------------------------------------------------------------------
                 Mobile Phone:        N/A
--------------------------------------------------------------------------------
                 Fax:                 N/A
--------------------------------------------------------------------------------
                 Email:               To be supplementally supplied
--------------------------------------------------------------------------------
Secondary        Name:                Dondi Dismer
--------------------------------------------------------------------------------
                 Address:             47200 Bayside Parkway
--------------------------------------------------------------------------------
                 Desk Phone:          510-870-1130
--------------------------------------------------------------------------------
                 Mobile Phone:        To be supplementally supplied
--------------------------------------------------------------------------------
                 Fax                  To be supplementally supplied
--------------------------------------------------------------------------------
                 Email:               ddismer@road-inc.com
--------------------------------------------------------------------------------

Sales Support Point of Contact:

--------------------------------------------------------------------------------
Primary          Name:                Lee Ballentine
--------------------------------------------------------------------------------
                 Address:             2912 Reed Street, Smyrna, GA  30080
--------------------------------------------------------------------------------
                 Desk Phone:          770-803-0802
--------------------------------------------------------------------------------
                 Mobile Phone:        To be supplementally supplied
--------------------------------------------------------------------------------
                 Fax:                 770-803-0891
--------------------------------------------------------------------------------
                 Email:               lballentine@road-inc.com
--------------------------------------------------------------------------------

@Road is required to notify Southern LINC of any changes to points of contact listed above within seven (7) days of such change becoming effective. This notification will be treated as an "operational issue" and communicated in accordance with escalation procedures documented in Exhibit A-1.

6. MODIFICATIONS TO THE SOUTHERN LINC SYSTEM. Southern LINC makes no representation or warranty that future modifications to Southern LINC System will be backwards compatible with the Application. In the event Southern LINC modifies the System, Services or handsets functional with the Application in a manner that may impact the usability or functionality of the Application, Southern LINC shall endeavor to send a document containing the relevant technical information via email to itops@road-inc.com. Southern LINC will use reasonable efforts to provide as much notice as possible of any such modification provided, however, Southern LINC is not obligated to provide technical support, updates or any other information to @Road with respect to the System or any other aspect of the Southern LINC business.

7. DISCONTINUATION OF SUPPORT OF APPLICATION BY @ROAD. In the event that @Road plans to discontinue support for the Application, @Road shall provide the Customers using the Application and Southern LINC with at least sixty (60) days written notice.

8. REPORTING. @Road shall be required to provide the reports in the format and containing the information contained in Exhibit C attached hereto.

9. TERM OF AGREEMENT. The term of this Agreement shall commence on the date first set forth above (the "Effective Date"). This Agreement shall continue for a period of twelve (12) months from the Effective Date (the "Initial Term"). This Agreement shall automatically renew for additional periods of twelve (12) months unless terminated as provided below. Each additional term shall be referred to herein as an Extension Term. The Initial Term and any Extension Term shall collectively be the "Term".

10. LAUNCH PERIODS.

    a. "Controlled Availability" period means the time period from the Effective Date until the date of Commercial launch. During the Controlled Availability period, Southern LINC will (i) provision Service for the customers who are participating in trials, and additional selected customers on a limited basis,
(ii) determine which customers will be given service, which decisions would be made with input from @Road. Southern LINC or @Road may pursue limited marketing and promotional activity with prior Southern LINC approval, during Controlled Availability period.

    b. "Commercial launch" of the Application and Services will begin upon completion of the Controlled Availability period. Southern LINC shall determine when its Systems are ready for Commercial Launch, and inform @Road of the same. During Commercial Launch, Southern LINC and @Road may pursue marketing and promotional activities, including press releases.

11. USER DATA.

    a. @Road User Data. Except as provided below, @Road has the exclusive right to collect, store and use all @Road User Data. Southern LINC acknowledges that, as between @Road on the one hand and Southern LINC on the other hand, all @Road User Data shall be owned by @Road. "@Road User Data" means both individual and aggregate data (i) generated in connection with a customer's use of @Road web site content or the @Road web site or the @Road Application or (ii) otherwise exchanged between @Road and customers via the Services, Systems or the @Road Application.

    b. Southern LINC User Data. Except as provided below, Southern LINC has the exclusive right to collect, store and use all Southern LINC User Data. @Road acknowledges that, as between @Road on the one hand and Southern LINC on the other hand, all Southern LINC User Data shall be owned by Southern LINC. "Southern LINC User Data" means both individual and aggregate data generated in connection with a Customer's use of Southern LINC web site or otherwise exchanged between Southern LINC and Customers. Southern LINC User Data includes, but is not limited to: the identity of the transmitting and receiving parties, the time and length of the communication and the location of the transmitting party as determined by Southern LINC.

    c. Collected Data of the Other Party. In the event that either party receives or has access to any Collected User Data of the other, such party agrees to comply with all applicable data privacy policies of the other covering User Data as such may be provided by from time to time, provided that neither party shall be subject to such restriction with respect to information provided to it by its customers, even if such information is also provided as Collected User Data to the other. "Collected User Data" means the @Road User Data and Southern LINC User Data.

    d. @Road agrees to abide by Southern LINC policies regarding end-user privacy. Each party shall provide the other party with copies of any other policies that it may adopt during the Term.

12. TERMINATION. Unless otherwise provided herein, this Agreement may be terminated by either party for cause upon sixty (60) days written notice to the other prior to the end of the Initial Term or any Extension Term or shall terminate prior to the expiration of the Initial Term or any Extension Term, if and when any of the following events occur:

    a. Breach of Agreement. Either party may terminate this Agreement immediately upon written notice to the other party if the notified party fails to cure a breach of its obligations hereunder within thirty (30) days of delivery of the written notice.

    b. Bankruptcy or Cessation of Business. This Agreement shall be terminated immediately at Southern LINC or @Road's discretion, upon the other party's cessation of business, election to dissolve, dissolution, insolvency, commission of an act of bankruptcy, receivership, general assignment for the benefit of creditors, or filing of any petition in bankruptcy or for relief under the provisions of the bankruptcy laws, if such petition is not dismissed ninety (90) days thereafter.

    c. Miscellaneous. Southern LINC may terminate this Agreement immediately upon written notice to @Road if @Road:

       i. Fails to operate in accordance with the service level agreements set forth in Exhibit A-1;

       ii. Fails to maintain primary and secondary points of contact as required in Section 5 above;

       iii. Fails to comply with Southern LINC confidentiality, user data, and privacy policies;

       iv. Intentionally engages in conduct which degrades or misrepresents Southern LINC trade name or service in any way; or

       v.   Changes the Application materially without notifying Southern LINC.

13. RIGHTS AND OBLIGATIONS UPON TERMINATION OR EXPIRATION.

    a. Following expiration or termination of this Agreement, except for the obligations of the parties set forth in this Section 13 and in the Confidentiality Agreement, which is incorporated herein, the parties will have no further obligation or responsibility to each other. Upon termination of this Agreement, @Road and Southern LINC shall perform the duties necessary for an additional twelve (12) months to allow Southern LINC and @Road to perform each party's then-existing Customer agreements.

    b. Upon the termination or expiration of this Agreement, the parties agree that @Road shall immediately (i) cease distribution of the Application to Customers; (ii) cease the utilization of any Southern LINC trademarks in association with the Application; (iii) stop using and destroy all Southern LINC Confidential Information. Likewise, Southern LINC shall (i) cease the utilization of any @Road trademarks; and (ii) stop using and destroy all @Road Confidential information. The following Sections shall survive termination or expiration of this Agreement: 13, 15, 16, 17, 18, 22 and 23. Each party shall continue to perform its obligations under this Agreement during any notice period prior to the actual termination of this Agreement.

14. TRADEMARKS AND COPYRIGHTS. Each party grants the other a non-exclusive, nontransferable, royalty-free license to use, reproduce, distribute and display the trademarks described herein solely in connection with (i) the advertising and promotion of the availability of the @Road Application on the Systems and Services and, (ii) the display of any links, as expressly permitted hereunder between the @Road web site and Southern LINC web site, provided that uses of such trademarks in advertising and promotion must be approved by the trademark owner in advance and are in compliance with the trademark owner's then-current trademark usage guidelines. Neither party shall acquire any right to goodwill, trademark, copyright, or other form of intellectual or commercial property of the other party. Each party agrees that all uses of the other party's trademarks will: (i) not alter the trademarks in any way; and (ii) use the trademarks so that each of such trademarks creates a separate and distinct impression from any other trademark that may be used by the other party. Each party agrees that all uses of the other party's trademarks, including the goodwill and reputation associated therewith, will inure to the benefit of the other party. At no time during or after the term of this Agreement shall either party challenge or assist others to challenge the other party's trademarks or the registration thereof or attempt to register any trademarks, marks, or trade names confusingly similar to those of the other party. @Road acknowledges and agrees that the name "Southern LINC" or the name of any of Southern LINC affiliates (or the registered fictitious name of such) and all marks and logos used by Southern LINC are service marks and trademarks belonging solely to Southern LINC and/or its affiliates, and that @Road shall not use the same to identify its business or use the trademarks in its advertising except as otherwise permitted. Southern LINC acknowledges and agrees that the name "@Road" and all marks and logos used by @Road are service marks or trademarks belonging solely to @Road or its affiliates, and that Southern LINC shall not use the same to identify its business or use such trademarks in its advertising except as otherwise permitted.

15. NO WARRANTY. SOUTHERN LINC MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE TO @ROAD IN CONNECTION WITH ITS DEVELOPMENT OF THE APPLICATION AND THE COMPATIBILITY, FUNCTIONALITY AND USABILITY OF THE APPLICATION WITH THE SYSTEM OR SOUTHERN LINC PRODUCTS AND SERVICES. @ROAD MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE TO SOUTHERN LINC IN CONNECTION WITH THE APPLICATION AND THE COMPATIBILITY, FUNCTIONALITY AND USABILITY OF THE SYSTEM OR SOUTHERN LINC PRODUCTS AND SERVICES WITH THE APPLICATION.

16. NON-LIABILITY OF THE PARTIES. SOUTHERN LINC SHALL NOT BE RESPONSIBLE FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND, INCLUDING WITHOUT LIMITATION, LOST PROFITS OR OTHER MONETARY LOSS, ARISING OUT OF THE PERFORMANCE OR FAILURE OF THE SOUTHERN LINC SYSTEM, PRODUCTS OR SERVICES, WHETHER OR NOT ANY SUCH MATTERS OR CAUSES ARE WITHIN SOUTHERN LINC CONTROL OR DUE TO NEGLIGENCE OR OTHER FAULT ON THE PART OF SOUTHERN LINC, ITS AGENTS, AFFILIATES, EMPLOYEES OR OTHER REPRESENTATIVES. @ROAD SHALL NOT BE RESPONSIBLE FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND, INCLUDING WITHOUT LIMITATION, LOST PROFITS OR OTHER MONETARY LOSS, ARISING OUT OF THE PERFORMANCE OR FAILURE OF @ROAD'S APPLICATION, PRODUCTS OR SERVICES, WHETHER OR NOT ANY SUCH MATTERS OR CAUSES ARE WITHIN @ROAD'S CONTROL OR DUE TO NEGLIGENCE OR OTHER FAULT ON THE PART OF @ROAD, ITS AGENTS, AFFILIATES, EMPLOYEES OR OTHER REPRESENTATIVES. ANY LIABILITY INCURRED BY EITHER PARTY IN CONNECTION WITH THIS AGREEMENT SHALL BE LIMITED TO ALL FEES PAID OR TO BE PAID UNDER THIS AGREEMENT; EXCEPT THAT THIS LIMITATION SHALL NOT APPLY TO ANY LIABILITY PURSUANT TO SECTIONS 14 OR

17 HEREIN. THE AGGREGATE LIABILITY OF EITHER PARTY UNDER SECTIONS 14 AND 17 SHALL BE LIMITED TO THE OTHER PARTY'S ACTUAL DIRECT DAMAGES FOR BREACH OF SUCH SECTIONS.

17. INDEMNIFICATION. @Road shall indemnify, defend and hold Southern LINC, its subsidiaries, affiliates, officers, directors, employees, representatives, agents and assignees harmless against any liability for any claims arising out of @Road's acts or omissions pursuant to this Agreement or any claim or action against Southern LINC on the issue of infringement of any patent, copyright, trademark or trade secret arising out of or resulting from the Application that results in any Claim against Southern LINC, its subsidiaries, affiliates, officers, directors, employees, representatives, agents or assignees. For purposes of this indemnification, "Claims" means and includes all actual and consequential damages, and out-of-pocket costs reasonably incurred in the defense of any claim, such as accountants', attorneys' and expert witness fees, costs of investigation and proof of facts, court costs and other litigation expenses. Southern LINC shall have the right to participate in the defense of any Claim against it. Southern LINC shall give @Road prompt written notice of any Claim, shall permit @Road to defend against and settle such Claim, and shall cooperate in the defense or settlement of any such Claim. This indemnity shall continue in effect even after, and notwithstanding, this Agreement's expiration or termination.

18. CONFIDENTIALITY. The parties hereby incorporate the terms and conditions of the Confidentiality Agreement between the parties dated March 29, 2001. The existence, terms and conditions of this Agreement shall be Confidential Information; provided, however, that @Road may file this Agreement and the exhibits hereto with the Securities and Exchange Commission.

    a. Remedies. Any breach of the restrictions contained in this Section 18 is a breach of this Agreement which may cause irreparable harm to the nonbreaching party. Any such breach shall entitle the nonbreaching party to injunctive relief in addition to all legal remedies.

19. @ROAD PHONES AND SERVICE. Southern LINC shall not provide demo phones or wireless service to @Road. @Road may purchase Southern LINC phones and service. Southern LINC may offer a @Road rate plan to @Road during the term of this Agreement. @Road will be notified or information will be posted on the Southern LINC's web site regarding any such rate plan. Any such rate plans will be for the purpose of development work only. @Road shall be responsible for all Southern LINC service charges in connection with demo phones or wireless service purchased by @Road under this Section.

20. PRESS RELEASES. Neither @Road nor Southern LINC shall issue a press release or public statement or make any public disclosure of the existence, contents or terms of this Agreement or any other aspect of the relationship between the parties hereto without the express written consent of the other party. Such consent must include approval of both the text and publication date of the intended press release, public statement, or public disclosure. Southern LINC and @Road each agree to issue jointly a press release announcing this Agreement promptly after the Effective Date.

21. REPRESENTATIONS AND WARRANTIES.

    a. @Road hereby represents and warrants to Southern LINC that:

       (1) to the best of its actual knowledge, @Road owns the entire right, title and interest in and to the Application, or has sufficient rights therein, to utilize the Application for the purposes set forth herein; and

       (2) @Road has the requisite authority to enter into this Agreement and to perform all of its obligations hereunder.

    b. @Road warrants that: (i) it is in the business of providing the Application; (ii) upon Commercial Launch, the Application will be commercially operable and available for purchase; and (iii) after Commercial Launch, the Application will remain commercially operable and available for purchase during the Term.

    c. Southern LINC warrants that: (i) it is in the business of providing the Services; (ii) the Services are commercially operable and available for purchase as of the Effective Date of this Agreement; and (iii) the Services will remain commercially operable and available for purchase during the Term.

22. Solicitation of Prospects and Customers.

    a. During the Term, each party shall utilize its sales channels to Reasonably Recommend the Application and the Services to Customers within the geographical area covered by the Systems (as such area shall expand and contract from time to time). "Reasonably Recommend" means to recommend and promote the Application to a Customer in a manner reasonably designed to influence the Customer to purchase the Application and Services, including providing the Customer with sales collateral, but does not include any obligation: (i) to promote the Application and Services if there exists a good faith belief that the Customer's requirements would not be addressed as well by utilizing the Application and Services as they would by utilizing an alternate product, service or configuration; or (ii) to continue promoting the Application and Services to such Customer if the Customer indicates an unwillingness to consider using the Application and Services.

    b. With respect to any Customer, for twelve (12) months from the date of termination or expiration of this Agreement, neither party shall solicit, either directly or indirectly, such Customer in an effort to provide products or services that are in competition with the Services or the Application; provided, however, if in good faith, a party is approached by a Customer, such party shall not be prevented from offering or selling competing products or services to that Customer.

23. MISCELLANEOUS.

    a. Interpretation and Construction. The captions contained herein are for the convenience of the parties hereto and shall not be construed to amend or modify any of the provisions hereof. The language in all parts of this Agreement shall in all cases be construed in accordance to its fair meaning as if prepared by all parties to the Agreement and not strictly for or against any of the parties.

    b. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto. No waiver, amendment, or modification of any provision of this Agreement shall be valid unless in writing and signed by the parties hereto.

    c. Waiver. The failure of a party to object to, or to take affirmative action with respect to, any conduct of the other which is in violation of the terms of this Agreement shall not be construed as a waiver of the violation or breach or of any future violation, breach, or wrongful conduct.

    d. Assignment. Neither party may assign this Agreement without the prior written consent of the other party, which shall not be unreasonably withheld or delayed; provided, however, that a party may assign this Agreement without the consent of the other party in connection with any merger, consolidation, any sale of all or substantially all of such party's assets or any other transaction in which more than fifty percent (50%) of such party's voting securities are transferred.

    e. Legal Representation. Each of the parties expressly acknowledges and agrees that it has consulted with and utilized separate counsel in connection with this Agreement.

    f. Notices. Unless otherwise provided for herein, all notices and other communications provided for or permitted hereunder shall be in writing and shall be made by hand delivery, first class mail, postage prepaid, return receipt requested, or telex, telecopy, or reliable overnight courier addressed as follows:

    If to @Road to:                          If to Southern LINC to:
    At Road Inc.                             Southern Communications Services Inc.
    47200 Bayside Parkway                    Glenridge Highlands One, Suite 500
    Fremont, CA 94538                        5555 Glenridge Connector
    Attn: Vice President, Carrier Sales      Atlanta, GA  30346
                                             Attn: Rodney H. Johnson

    With a copy to:                          With a copy to:
    At Road Inc.                             Troutman Sanders LLP
    47200 Bayside Parkway                    600 Peachtree St., N.E.
    Fremont, CA 94538                        5200 NationsBank Plaza
    Attention: Vice President,               Atlanta, GA  30308
                Platform Engineering         Attention: Gregory Scott Smith

    And with a copy to:
    At Road, Inc.
    47200 Bayside Parkway
    Fremont, CA 94538
    Attention: General Counsel


    All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; three (3) business days after deposit in any United States Post Office in the Continental United States, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied, or the next business day if by overnight courier.

    g. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Georgia, without regard to conflicts of laws.

    h. Unenforceable Terms. If any provision of this Agreement is illegal or unenforceable, its invalidity shall not affect the other provision of this Agreement that can be given effect without the invalid provision. If any provision of this Agreement does not comply with any law, ordinance or regulation, such provision to the extent possible shall be interpreted in such a manner to comply with such law, ordinance or regulation, such provision to the extent possible shall be interpreted in such a manner to comply with such law, ordinance or regulation, or if such interpretation is not possible, it shall be deemed to satisfy the minimum requirements thereof.

    i. Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

    j. Exhibits. The Exhibits hereto are hereby incorporated by reference and made part of this Agreement.

    k. Expenses. Each party agrees to bear its own costs and expenses in connection with such party's performance under this Agreement.

    l. Pricing information. Each party's fee and pricing guidelines is set forth on Exhibit D attached hereto.

                            [Signature Page Follows]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by its duly authorized representatives.

@ROAD:                               SOUTHERN LINC:

By: (signature)  /s/ Krish Panu      By: (signature)  /s/ R. H. Johnson
                 ------------------                   --------------------
Name:            Krish Panu          Name:            R. H. Johnson
                 ------------------                   --------------------
Title:           President           Title:           VP Sales & Dist.
                 ------------------                   --------------------

EXHIBIT A

DESCRIPTION OF @ROAD PRODUCT

@Road provides Mobile Resource Management services, including location-based information and messaging services. The branded service, FleetASAP, includes GPS location, wireless connectivity, and Internet technologies to provide these services to commercial vehicles. Features of FleetASAP include:

LOCATION

     - GPS-determined location information reported at selectable intervals

     - Location information on demand

     - Event driven location reporting

     - Map view of location information

REPORTING

     - Reports available for location, speed, stops, switch status and cargo temperature

     - View entire set of vehicles or single vehicle reporting

     - Scheduled maintenance reports

     - Messaging history report

     - The ability of multiple users to view the information from multiple locations

DISPATCH

     - Work metrics status, activity and messaging history

     - Forms

     - Work flow status

TWO WAY MESSAGING

     - Two way messaging between Internet user and remote user

     - Record of messaging activity

APPLICATION PROGRAM INTERFACES

The @Road Application Program Interfaces (API) will allow partner software applications to:

     - Receive current or last reported location for one or more vehicles

     - Receive a list of 'close' vehicles to a specified location/location range

     - Send and receive landmarks information

     - Send and receive text or form messages to and from one or more vehicles

@Road API's are based on industry standard XML interface via a request and response mechanism to allow seamless integration with partner applications.

Implementing the FleetASAP service using Southern LINC System requires an in-vehicle iLM (Internet Location Manager). For messaging services, the service provides the option to add an iDT or Symbol handheld device with the iLM. The Internet user logs on to the @Road web site to access its account and data generated by the FleetASAP service.

HARDWARE INSTALLATION

To enable a Customer's use of the Application, @Road must install an iLM (and iDT, if purchased) (the "Hardware"), in each of Customer's vehicles. @Road engages subcontractors to perform such installations. Prior to Commercial launch of the Application, @Road shall submit a list of installation subcontractors certified by @Road to install the Hardware enabling use of the Services.

From time to time during the Term, @Road shall submit to Southern LINC names of subcontractors certified by @Road to provide installation services under this Agreement for the approval of Southern LINC. @Road agrees not to use any subcontractor for installation of the Application hardware without the prior approval by Southern LINC of such subcontractor. Approval by Southern LINC shall not be unreasonably withheld or delayed; provided, however, Southern LINC shall not be required to approve any proposed subcontractor that provides services for Nextel Communications or Nextel Partners. Southern LINC intends to provide to @Road at least ten (10) Southern LINC Authorized Dealers prior to Commercial Launch for installation certification by @Road.

Southern LINC and @Road shall each designate a single point of contact for matters arising under this Section:

--------------------------------------------------------------------------------
SOUTHERN LINC          Name:               Marinda Lutz
                       ---------------------------------------------------------
                       Address:
                       ---------------------------------------------------------
                       Desk Phone:         205-992-6128
                       ---------------------------------------------------------
                       Mobile Phone:       888-488-4283
                       ---------------------------------------------------------
                       Fax:                205-992-6143
                       ---------------------------------------------------------
                       Email:
--------------------------------------------------------------------------------
@ROAD                  Name:               Troy Riewe
                       ---------------------------------------------------------
                       Address:            47200 Bayside Parkway
                       ---------------------------------------------------------
                       Desk Phone:         510-870-1120
                       ---------------------------------------------------------
                       Mobile Phone:       To be supplementally supplied
                       ---------------------------------------------------------
                       Fax:                To be supplementally supplied
                       ---------------------------------------------------------
                       Email:              triewe@road-inc.com
--------------------------------------------------------------------------------

EXHIBIT A-1

SERVICE LEVEL AGREEMENT

I. INTRODUCTION

This document shall serve as the Service Level Agreement (SLA) between @Road and Southern LINC. To adequately offer and support @Road applications, Southern LINC and @Road must agree to the terms outlined in this SLA covering the following areas.

-   Application availability as seen by Southern LINC subscriber

-   Trouble identification and resolution process

-   @Road customer care process

-   Southern LINC/@Road escalation contact information

-   Open issues list and reporting

-   Applications performance validation and change control

This Service Level Agreement applies ONLY to @Road Application described in Exhibit A. @Road is directly responsible for providing billing, customer service and support to customers who license or purchase @Road's Application.

II. APPLICATION AVAILABILITY AS SEEN BY SOUTHERN LINC SUBSCRIBER

APPLICATION AVAILABILITY

The Application availability requirement at commercial launch will be that a user of the Application will be able to view from its Internet account data captured from products activated with the Application, ping activated products and send and receive text messages from and to activated products, when the Application is used by an Application user according to the instructions included with the Application. The ability of a user of the Application to access its account through the @Road web site will serve as the demarcation for coverage under this SLA. This SLA applies only to service outages directly related to the service provided to @Road's Application. The scope of this SLA does not include, under any circumstances, any public Internet backbones and networks, any server on the Internet, customer premise equipment ("CPE") and local access service of any type. SLA objectives apply only to out-of-service conditions and do not apply to scheduled service interruptions, degradation of service, packet loss, or sub-optimal performance. Measurement of out-of-service conditions will be conducted by @Road, and reported to Southern LINC as stated below, in Section III - Trouble Identification and Resolution Process. Under no circumstances will the following be considered an out-of-service condition: (a) trouble tickets associated with parts or equipment installations; (b) trouble tickets erroneously opened by any party other than @Road; (c) required user circuit release for testing; (d) trouble tickets opened by @Road for monitoring purposes only; and (e) events beyond @Road's reasonable control.

SCHEDULED DOWNTIME/MAINTENANCE

It is expected that occasional downtime will be required to maintain and enhance @Road-hosted applications. @Road will make commercially reasonable efforts to provide Southern LINC with 48 hours prior notice by email (to an email address to be provided by Southern LINC prior to Commercial Launch) of scheduled out-of-service conditions or service interruptions. @Road will schedule such downtime to occur outside of 7:00 a.m. and 6:59 p.m. Eastern Time. Special consideration will be given as dictated by customer needs.

@Road is responsible for 365 x 7 x 24 monitoring of @Road Application and taking action to resolve any Application issues.

III. TROUBLE IDENTIFICATION AND RESOLUTION PROCESS

NOTIFICATIONS/ALERTS

During the course of normal operations, service impairments (e.g. slow response, partial service outage) of Services, Systems or the Application may occur. Southern LINC requires @Road to notify Southern LINC Network Operations Center
(NOC) of any observed impairment immediately so that joint investigation and trouble determination may occur. Immediate telephone notification to 1-800-406-0151 as well as electronic mail (to an address to be provided by Southern LINC prior to Commercial Launch) is required. @Road requires Southern LINC to notify the @Road Contact at itops@road-inc.com for operational issues of any observed impairment immediately so that joint investigation and trouble determination may occur. Details of the impairment should be provided (e.g. service affected, extent of impairment, contact for joint troubleshooting, etc.) by the party providing notice under this paragraph.

GOAL OF THE TROUBLE IDENTIFICATION AND RESOLUTION PROCESS

The goal of the trouble identification and resolution process is to resolve all service problems (a) before they are seen by a subscriber or (b) as quickly and efficiently as possible once reported by a subscriber. To this end, monitoring and surveillance as well as troubleshooting and issue determination and analysis is key to success. Coordination of activities between Southern LINC and @Road is essential.

PRIORITY ASSIGNMENTS AND RESOLUTION INTERVALS

To ensure a concerted and coordinated resolution effort, agreement on the priority and the target resolution interval is needed. The following tables list this framework.

--------------------------------------------------------------------------------
PRIORITY      CRITERIA AND EXAMPLES
--------------------------------------------------------------------------------
              Criteria:

High          - The Application is not delivering the functionality
                documented in Exhibit A to a cross-section of subscribers. An
                Application hosting or software issue is judged to be the
                cause of the service interruption.

              - @Road supplied applications administration tools are not available or operational. Customer status and configuration issues cannot be resolved.
--------------------------------------------------------------------------------
              Criteria:

Medium        - Obvious and significant service degradation to previously experienced Application performance.

              - Flaw in administration tool that is causing significant loss of functionality and no clear workaround is immediately
                available.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PRIORITY      CRITERIA AND EXAMPLES
--------------------------------------------------------------------------------
              Criterion:

Low           - Problem with the @Road Application that is inconvenient but can be worked around with minimal disruption to the subscriber's activity and results in minimal usage reduction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRIORITY         INITIAL RESPONSE           UPDATE INTERVAL      RESOLUTION GOAL
--------------------------------------------------------------------------------
High             120 minutes or less        Every 4 hours        8 hours
--------------------------------------------------------------------------------
Medium           180 minutes or less        Every 6 hours        12 hours
--------------------------------------------------------------------------------
Low              3 business days or less    Weekly               1 week
--------------------------------------------------------------------------------


MANAGEMENT NOTIFICATION PROTOCOL

If trouble resolution goals are exceeded, Southern LINC will provide advisories to Southern LINC management as outlined below. It is expected that @Road will implement a similar notification process to their management team. This will allow maximum situational awareness of key issues and allow coordinated communications and resolution efforts.

SOUTHERN LINC NOTIFICATION PROTOCOL

        Southern LINC shall provide a completed internal escalation chart below prior to Commercial Launch.

--------------------------------------------------------------------------------
              RESOLUTION GOAL    2X RESOLUTION GOAL      3X RESOLUTION GOAL
  PRIORITY      EXCEEDED            EXCEEDED                 EXCEEDED
--------------------------------------------------------------------------------
High
--------------------------------------------------------------------------------
Medium
--------------------------------------------------------------------------------
Low
--------------------------------------------------------------------------------


@ROAD NOTIFICATION PROTOCOL

------------------------------------------------------------------------------------------
              RESOLUTION GOAL    2X RESOLUTION GOAL             3X RESOLUTION GOAL
  PRIORITY      EXCEEDED            EXCEEDED                         EXCEEDED
------------------------------------------------------------------------------------------
High          Rhamesis Muncada,     Dondi Dismer, Director    Mike Walker, Vice President
              Senior Rep.           1-877-4-At Road           1-877-4-At Road
              1-877-4-At Road
------------------------------------------------------------------------------------------
Medium        Rhamesis Muncada,     Dondi Dismer, Director    Mike Walker, Vice President
              Senior Rep.           1-877-4-At Road           1-877-4-At Road
              1-877-4-At Road
------------------------------------------------------------------------------------------
Low           Rhamesis Muncada,     Dondi Dismer, Director    Mike Walker, Vice President
              Senior Rep.           1-877-4-At Road           1-877-4-At Road
              1-877-4-At Road
------------------------------------------------------------------------------------------


IV. CUSTOMER CARE PROCESS

The parties agree to provide quality post sales support to Customers. Initially, each Customer shall be furnished with a Southern LINC support telephone number to be used to report any problems or to receive post sales support. Southern LINC operators or technicians will receive such calls and attempt to determine if the problem or the required support is related to Southern LINC Services or to the Application. For all problems or required support that are not related to the Application, the Southern LINC operators or technicians shall take all responsibility for addressing the problem or support requirement.

For all problems or required support that are related to the Application, Southern LINC support personnel shall route the call to a @Road support telephone line. A @Road Customer Satisfaction representative shall field all such calls transferred from Southern LINC and provide appropriate support in accordance with @Road's then-effective standard customer care process.

@Road's current Customer Care process is as follows:

@Road provides customer support M-F 5 a.m. - 5 p.m. Pacific Time and Saturday 7 a.m. - 4 p.m. Pacific Time. Customers contact @Road via telephone or email. Contacts are logged in an Oracle database. @Road may duplicate the customer's issue in order to verify the problem and advise the customer appropriately. Each issue is recorded in @Road's database with a case number. All cases are assigned a case status, which reflects where it is in the resolution process. Technicians have access to senior staff members to help drive resolution or escalate problems that are more difficult. Some cases require a physical inspection/servicing of the hardware by an @Road-certified installer before final resolution can be made. Should a problem require hardware replacement, @Road will dispatch an @Road-certified installer to the customer's location. @Road-certified installers carry van stock of certain components that enable the Application. Any components needed that are not carried by an @Road-certified installer will be shipped to the customer's location. @Road-certified installers will not carry van stock of Southern LINC phones for customer replacement purposes nor will @Road ship Southern LINC phones to customers.

All suspected bugs are run through a central point in the customer satisfaction department before going to the @Road operations department for further investigation and verification. Bugs that are not resolved by the operations department, are assigned to software development department with a priority level for resolution. @Road conducts a weekly cross-functional meeting among quality assurance, software development, operations, and customer satisfaction departments to discuss and resolve open issues.

Application customers may be contacted unsolicited to permit @Road to conduct customer satisfaction and technical and market research or testing.

V. SOUTHERN LINC / @ROAD ESCALATION CONTACT INFORMATION

The following table lists the points of contact for consultation and escalation of identified issues between @Road Customer Satisfaction and Operations and Southern LINC Customer care and operations.

SOUTHERN LINC CONTACTS (FOR @ROAD USE)

--------------------------------------------------------------------------------
        CALL            SOUTHERN LINC    SOUTHERN LINC PHONE NUMBERS  HOURS OF
        TYPES            DEPARTMENT                TO USE             OPERATION
--------------------------------------------------------------------------------
 Customer Issues      Southern LINC      800-406-0151
                      Customer Care
                      Center
--------------------------------------------------------------------------------
 Operational Issues   Southern LINC      800-406-0151
                      Customer Care
                      Center
--------------------------------------------------------------------------------

@ROAD CONTACTS

------------------------------------------------------------------------------------------------
        CALL                                        @ROAD PHONE NUMBERS            HOURS OF
        TYPES         @ROAD DEPARTMENT                    TO USE                  OPERATION
------------------------------------------------------------------------------------------------
 Customer Issues      Customer Satisfaction         1-877-4-At Road              See Exhibit A-1
                      Department                                                 Section IV
------------------------------------------------------------------------------------------------
 Operational Issues   IT Operations                 1-877-4-At Road              See Exhibit A-1
                                                                                 Section IV
------------------------------------------------------------------------------------------------

VI. OPEN ISSUES LIST AND REPORTING

There are two types of quarterly @Road reporting that will be required: operational and customer care.

OPERATIONAL REPORTING

@Road will provide quarterly reports, within thirty (30) days of the end of each quarter, to Southern LINC on the status of all issues reported to @Road by Southern LINC. This report will contain the date that the issue was opened, a summary of the issue, the current issue status and, if resolved, the date and description of the resolution.

CUSTOMER CARE REPORTING

A quarterly report, within thirty (30) days of the end of each quarter, containing the following information will be provided by @Road:

- Number and type of customer care calls received each month from Southern LINC customers

-   Summary information on problems found and resolution

-   Total number of unresolved issues involving Southern LINC customers

- Date unresolved cases were opened, current status and estimated "time to fix."

VII.  APPLICATIONS PERFORMANCE VALIDATION AND CHANGE CONTROL

OBJECTIVES OF THE APPLICATIONS PERFORMANCE VALIDATION AND CHANGE CONTROL PROCESS

The objectives of the Applications Performance Validation and Change Control Process are, in general, to assure that all applications meet, and continue to meet, customer expectation for performance and feature functionality. This process defines the series of sub processes required to assure application performance and system-level compatibility throughout the application and supporting systems life cycle. These sub processes and the associated responsibilities are discussed below.

CHANGE NOTIFICATION

Southern LINC must be notified of planned application, communications and hosting/platform related changes, which materially affect, in the reasonable discretion of both Southern LINC and @Road, the transmission of data between the @Road network and Southern LINC network.

Notification will be made by means of a mutually agreed format and single point of contact thirty (30) days prior to the change. Where notification cannot be made in the requisite time frame notification will be made at the earliest possible date.

Likewise, Southern LINC will provide Systems and Services upgrade and change control information and information regarding changes to Southern LINC modems which can function with the Application to @Road thirty (30) days in advance of changes and by means of a mutually agreed format. This will allow Southern LINC and @Road to complete analysis and testing, if required, to confirm continued Application operation.

APPLICATION VALIDATION & VERIFICATION (AV&V)

The goal of the AV&V process is to capture and/or quantify functional and performance issues and/or metrics related to an integrated application or service offering prior to commercial launch or cutover. Qualifying activities include:

- Applications not previously employed with Southern LINC general service offerings,

- Major software releases/upgrades associated with applications actively available as a part of Southern LINC general service offering,

- Point releases/upgrades associated with applications actively available as a part of Southern LINC general service offering,

- Bug fixes or patches to be applied to actively available applications, any upgrades or modifications to the applications hardware or software platform, and

- Any modification upgrades or changes to the communications (WAN) component of the applications offering.

The information captured during the testing stage of this process is disseminated to the various responsible constituencies within Southern LINC for the general purposes of Customer care and Systems planning. Southern LINC and @Road will cooperate to assure that testing occurs on a release version of the software, platform, and communications environment prior to commercial release or cutover.

APPLICATION CHANGE PROCESS

For each planned major or point software release, an open problem list of key critical issues should be maintained by @Road. This list must be made available to Southern LINC in a format determined by @Road, as part of the Application Validation and Verification (AV&V) process.

Major Release and Point Release

Southern LINC will be notified of all software major releases, and software point releases, relating to the Application thirty (30) days prior to commercial release. Major releases will be submitted to Southern LINC AV&V process, through the defined Southern LINC point-of-contact (POC), employing the existing Southern LINC documentation and request forms. AV&V Requests submitted for major software releases and point releases will detail all new feature functionality, interoperability, performance changes associated with the major release, and a summary of @Road's test(s) which demonstrate that the release functions properly on Southern LINC Systems.

Patches and Fixes

Recognizing the unpredictable nature of bug fixes and patch releases, Southern LINC will be notified of any such changes to the Application which have a material impact on the Application, as determined by @Road, at the earliest commercially reasonable date prior to commercial release. Bug fixes and patch releases will be submitted to Southern LINC AV&V process, through the defined Southern LINC POC, employing the existing Southern LINC documentation and request forms. AV&V Requests submitted for bug fixes and patch releases will detail the fix and any software functionality, interoperability and performance implications, and a summary of @Road's test(s) which demonstrate that the release functions properly on Southern LINC System.

PLATFORM AND COMMUNICATIONS CHANGE PROCESS

System Upgrades and Changes

Southern LINC will be notified of any planned application platform and communications systems upgrades relating to the Application, which have a material impact on the Application thirty (30) days prior to commercial cutover. Material planned system upgrades, changes will be submitted to Southern LINC AV&V process, through the defined Southern LINC POC, employing the existing Southern LINC documentation, and request forms. AV&V Requests submitted for upgrades and changes will detail the upgrade and/or change any functionality, interoperability, and performance implications.

REVIEW

Upon reasonable request, @Road agrees to meet with Southern LINC by phone or in person at a time and place mutually agreeable to the parties to review reports and the parties' performance under this Service Level Agreement. No more than one such meeting shall occur per calendar quarter unless otherwise agreed to by the parties.

EXHIBIT B

ACTIVATION/DEACTIVATION OF SERVICES

I. CUSTOMER PROVISIONING OF SERVICES FOR USE WITH THE APPLICATION

The parties agree that within thirty (30) days of the Effective Date, the parties will determine and agree to a process for activation of Services and the Application web site accounts for Customers.

II. CUSTOMER DEACTIVATION OF THE SERVICES USED IN CONNECTION WITH THE
    APPLICATION

@Road shall maintain overall responsibility for managing the deactivation process for Customers that have breached or terminated the agreement between Customer and @Road for the purchase of the Application. If either Southern LINC or @Road receives a written request from a Customer to deactivate either or both of the Services or the Application web site account, then within two (2) business days of receipt of the Customer notice, the party receiving the Customer notice shall deliver a copy of such notice to the other party.

    a. DEACTIVATION OF APPLICATION WEB SITE ACCOUNT -- @Road shall be responsible for deactivating the Customer's web site account, which terminates Customer's ability to enter the @Road web site (www.atroad.com or www.road.com).

    b. DEACTIVATION OF SERVICES -- @Road shall submit to Southern LINC a written Customer account deactivation form signed by an authorized representative of @Road. Prior to Commercial launch, Southern LINC and @Road shall mutually agree to the form and delivery process of the Customer account deactivation form. Changes to the form shall be upon the mutual agreement of Southern LINC and @Road.

The form shall include the Customer information and Application hardware information required by Southern LINC to deactivate such hardware from the Services. Southern LINC shall be responsible for (i) taking such internal actions as are required to deactivate the Services to the specified hardware and
(ii) providing @Road written notice of such deactivation and other relevant data, within two (2) business days of receipt of the completed Customer account deactivation form. @Road shall be responsible for insuring that the specified hardware no longer functions with the Services.

After the Effective Date, Southern LINC and @Road may mutually agree to amend the above process to provide for an electronic transfer of data and documentation.

EXHIBIT C

REPORTING REQUIREMENTS

Southern LINC and @Road agree to provide the reports listed below. Each report must be delivered within thirty (30) calendar days of the end of the applicable reporting period. Southern LINC and @Road also agree to corrects any errors or discrepancies in reports issued during a calendar quarter within thirty (30) days of the end of the quarter. The content of such reports shall be deemed Confidential Information of Southern LINC and @Road.

I. @ROAD REPORTS

   a. SALES REPORTS

Lead Tracking Report. @Road will provide Southern LINC with a quarterly report containing the following information, in soft copy:

-  Number of @Road leads received from Southern LINC.

- Number of Southern LINC leads that resulted in a sale for @Road including number of companies sold and number of subscribers sold.

- Number of @Road leads generated for Southern LINC from co-marketed materials.

- Number of @Road product orders/sales that were referred by Southern LINC from customers contacting @Road via Southern LINC.

   b. CUSTOMER CARE REPORT

@Road will provide Southern LINC with a report containing the following information, in soft copy: As outlined in Exhibit A-1.

   c. OPERATIONS REPORTS

Weekly Issue Tracking Report. @Road will provide Southern LINC with a report containing the following information, in soft copy: As outlined in Exhibit A-1.

II. SOUTHERN LINC REPORTS

   a. SALES REPORTS

Lead Tracking Report. Southern LINC will provide @Road with a quarterly report containing the following information, in soft copy

-  Number of Southern LINC leads received from @Road.

- Number of @Road leads that resulted in a sale for Southern LINC including number of companies sold and number of subscribers sold.

-  Number of Southern LINC leads generated for @Road.

EXHIBIT D

FEES AND PRICING SCHEDULE

Subject to the terms and conditions below, each party agrees to establish a standard pricing structure to be applied for its products and services on a non-discriminatory basis. Each party shall notify the other of any changes in its standard pricing structure no less than fourteen (14) days before such change is to take effect.

SOUTHERN LINC PRICING

Southern LINC will retain complete discretion in setting the prices to be charged to Customers for Southern LINC Services and equipment. In general, Southern LINC will charge customers for Southern LINC Services and/or equipment at published commercial rates.

Southern LINC may at its sole discretion offer promotional pricing on a non-discriminatory basis for Southern LINC Services and/or equipment, either nationally of within specific market(s). Such promotional offers may be available for a limited time or subject to restrictions, and may not be listed on the Southern LINC commercial web site. Southern LINC also reserves the right, at its sole discretion, to negotiate custom pricing for specific customers.

@ROAD PRICING

@Road will retain complete discretion in setting the prices to be charged to Customers for the @Road services including the Application or any updates, upgrades or enhancements thereto.

@Road may at its sole discretion offer promotional pricing on a non-discriminatory basis for @Road services and/or equipment, either nationally or within specific market(s). Such promotional offers may be available for a limited time or subject to restrictions, and may not be listed on the @Road commercial web site. @Road also reserves the right, at its sole discretion, to negotiate custom pricing for specific customers.